No A.P.N. -- unpatented mining claims

When recorded, please return to:

Iron Eagle Acquisitions, Inc.
6039 St Croix Ave
Coeur d'Alene, Idaho 83814

The undersigned hereby confirm that this document does not contain the personal information of any person.

GRANT, BARGAIN AND SALE DEED

THIS GRANT, BARGAIN AND SALE DEED (the "**Deed**") is made effective as of April 23, 2012, from COEUR D'ALENE CONTRACT MINING LLC, dba Coeur d'Alene Contracting, an Idaho limited liability company, whose address is PO Box 1058, Pinehurst, Idaho 83850 ("**Seller**"), to IRON EAGLE ACQUISITIONS, INC., a Nevada corporation, whose address is 6039 St. Croix Ave., Coeur d'Alene, Idaho 83814("**Buyer**").

FOR GOOD AND VALUABLE consideration, the receipt and sufficiency of which are hereby acknowledged, Seller does hereby grant, bargain and sell unto Buyer, its successors and assigns forever, all of the undivided right, title and interest in and to those unpatented mining claims situated in Lemhi County, Idaho, as more particularly described in **Exhibit A** attached hereto and incorporated herein by reference (the "**Claims**").

TOGETHER WITH all of the undivided right, title and interest in all lodes, ledges, veins and mineral bearing rock, both known and unknown, lying within the boundaries of the Claims, all extralateral rights related thereto, all dips, spurs, and angles, and all the ores, mineral-bearing quartz, rock and earth or other deposits in or on the Claims and all of the rights, privileges and franchises incident to the Claims, and all and singular the tenements and hereditaments thereunto or in anywise appertaining, and the rents, issues and profits thereof; and also all of the undivided right, title, interest, property, possession, claim and demand whatsoever, as well in law as in equity of Seller, of, in or to the Claims and every part and parcel thereof, including all after acquired title, and all easements, rights-of-way, water and water rights associated therewith.

TO HAVE AND TO HOLD unto Buyer, its successors and assigns, the Claims, together with all and singular the rights, privileges, and appurtenances thereunto belonging or in any way appertaining.

IN WITNESS WHEREOF, Seller has executed this Grant, Bargain and Sale Deed as of the date first set forth above.

COEUR D'ALENE CONTRACT MINING LLC
An Idaho limited liabilitycompany

By: /s/ Jeff Lambert
Name: Jeff Lambert
Title: President

STATE OF IDAHO)
) ss.
COUNTY OF SHOSHONE)

This instrument was acknowledged before me on April 23, 2012, by Jeff Lambert as President of Coeur d'Alene Contract Mining LLC, an Idaho limited liability company.

Witness my hand and official seal.

/s/ Carla Ross
Notary Public

My Commission expires:
8/26/2016

[SEAL]

CARLA ROSS NOTARY PUBLIC STATE OF IDAHO

EXHIBIT A
TO
GRANT, BARGAIN AND SALE DEED
FROM
COEUR D'ALENE CONTRACT MINING, LLC, as the seller
TO
IRON EAGLE ACQUISITIONS, INC., as the buyer

<u>The Claims</u>

The following unpatented lode mining claims in Sections 7,8,17, and 18 Township 19 North, Range 17 East, Lemhi County, Idaho.

SEC	SUB DV	Ser No	Case Type	Claim Name/Number	County Book;Page
7	SW SE	IMC206769	LODE	COME BACK 1	287881;0;0
7	SW SE	IMC206770	LODE	COME BACK 2	287882;0;0
18	NE NW	IMC206771	LODE	COME BACK 3	287883;0;0
18	NE NW	IMC206772	LODE	COME BACK 4	287884;0;0
18	NE NW	IMC206773	LODE	COME BACK 5	287885;0;0
7	SE	IMC206774	LODE	COME BACK 6	287886;0;0
7	SE	IMC206775	LODE	COME BACK 7	287887;0;0
18	NE	IMC206776	LODE	COME BACK 8	287888;0;0
18	NE	IMC206777	LODE	COME BACK 9	287889;0;0
18	NE	IMC206778	LODE	COME BACK 10	287890;0;0
8	SW	IMC206779	LODE	COME BACK 11	287891;0;0
8	SW	IMC206780	LODE	COME BACK 12	287892;0;0
17	NW	IMC206781	LODE	COME BACK 13	287893;0;0
17	NW	IMC206782	LODE	COME BACK 14	287894;0;0
17	NW	IMC206783	LODE	COME BACK 15	287895;0;0
8	SW SE	IMC206784	LODE	COME BACK 16	287896;0;0
8	NE NW	IMC206785	LODE	COME BACK 17	287897;0;0
17	NE NW	IMC206786	LODE	COME BACK 18	287898;0;0
17	NE NW	IMC206787	LODE	COME BACK 19	287899;0;0
17	NE NW	IMC206788	LODE	COME BACK 20	287900;0;0
7	SE	IMC206789	LODE	COME BACK 21	287901;0;0

7	SE	IMC206790	LODE	COME BACK 22	287902;0;0
17	NE	IMC206791	LODE	COME BACK 23	287903;0;0
17	NE	IMC206792	LODE	COME BACK 24	287904;0;0
17	NE	IMC206793	LODE	COME BACK 25	287905;0;0
18	NW	IMC209081	LODE	COMEBACK # 26	288437;0;0
18	NW	IMC209082	LODE	COMEBACK # 27	288438;0;0
7	SW	IMC209083	LODE	COMEBACK # 28	288439;0;0
18	NW	IMC209083	LODE	COMEBACK # 28	288439;0;0
7	SW	IMC209084	LODE	COMEBACK # 29	288440;0;0
7	SW	IMC209085	LODE	COMEBACK # 30	288441;0;0
7	SW	IMC209086	LODE	COMEBACK # 31	288442;0;0
7	SW SE	IMC209087	LODE	COMEBACK # 32	288443;0;0
7	SE	IMC209088	LODE	COMEBACK # 33	288444;0;0
8	SW	IMC209089	LODE	COMEBACK # 34	288445;0;0
7	SE	IMC209137	LODE	SILVER SOLUTION 48	288496;0;0
7	SW	IMC209138	LODE	SILVER SOLUTION 49	288497;0;0
7	SW	IMC209139	LODE	SILVER SOLUTION 50	288498;0;0
7	SW	IMC209140	LODE	SILVER SOLUTION 51	288499;0;0
18	NW	IMC209140	LODE	SILVER SOLUTION 51	288499;0;0
18	NW	IMC209141	LODE	SILVER SOLUTION 52	288500;0;0
18	NW	IMC209142	LODE	SILVER SOLUTION 53	288501;0;0

EXHIBIT B
FORM OF FIRPTA CERTIFICATE

CERTIFICATE OF SELLER'S NON-FOREIGN STATUS

Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. For U.S. tax purposes (including Section 1445), the owner of a disregarded entity that has legal title to a U.S. real property interest under local law will be the transferor of the property and not the disregarded entity. To inform the transferee that withholding of tax is not required upon the disposition of a U.S. real property interest by COEUR D'ALENE CONTRACT MINING LLC, an Idaho limited liability company ("Seller"), the undersigned hereby certifies under penalties of perjury the following on behalf of Seller:

1. Seller is not a foreign corporation, foreign partnership, foreign trust, foreign individual, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

2. Seller's U.S. employer identification number is 90-0337213 ; and

3. Seller's office address is PO Box 1058, Pinehurst, Idaho 83850.

Seller understands that this certification may be disclosed to the Internal Revenue Service by the transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

Under penalties or perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of Seller.

COEUR D'ALENE CONTRACT MINING LLC
An Idaho limited liability company

By: Jeff Lambert
Name: Jeff Lambert
Title: President

Date: April 23 , 2012